UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 12, 2016

Invesco Ltd.

(Exact Name of Registrant as Specified in its Charter)

Bermuda

(State or Other Jurisdiction of Incorporation)

001-13908	98-0557567
(Commission File Number)	(I.R.S. Employer Identification No.)

1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Address of Principal Executive Offices, Including Zip Code)

(404) 892-0896

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Introduction

PricewaterhouseCoopers LLP (“PwC”) has advised Invesco Ltd. (the “Company”) that PwC is in discussions with the Staff of the United States Securities and Exchange Commission (the “SEC”) regarding the interpretation and application of Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”) with respect to certain of PwC’s lenders who own interests in closed-end and open-end mutual funds managed by the Company’s wholly-owned investment adviser subsidiaries. The Loan Rule prohibits accounting firms, such as PwC, from having certain financial relationships with their audit clients and affiliated entities.

The Loan Rule provides, in relevant part, that an accounting firm is not independent if it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Under the SEC Staff’s interpretation of the Loan Rule, some of PwC’s relationships with lenders who own shares of certain closed-end and open-end funds within the Invesco investment company complex may be in violation of the Loan Rule, calling into question PwC’s independence with respect to such funds, such funds investment advisers and affiliated entities of such investment advisers, including the Company.

PwC’s interpretation of the Loan Rule, in light of the facts of these lending relationships, leads it to conclude that there is no violation of the Loan Rule and its independence has not been impaired. PwC has advised the Company that it continues to have discussions with the SEC’s Staff to resolve this interpretive matter. While PwC represented to the Company that it feels confident that PwC’s interpretation of the Loan Rule is correct, neither PwC nor the Company can be certain of the final outcome.

In light of the circumstances described above, the Company is updating its risk factors by providing an additional risk factor set forth below.

Update to Risk Factors

The following risk factor is provided to update the risk factors of the Company previously disclosed in periodic reports filed with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2015 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2016.

Our independent registered public accounting firm has advised us that it may have breached an independence requirement contained in the Securities Exchange Act of 1934 regulations regarding auditor independence.

PricewaterhouseCoopers LLP (“PwC”) has advised the Company that PwC is in discussions with the Staff of the SEC regarding the interpretation and application of Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”) with respect to certain of PwC’s lenders who own one hundred percent (100%) of the preferred stock of certain Invesco closed-end mutual funds or are record owners of more than ten percent (10%) of the outstanding shares of certain Invesco open-end mutual funds managed by certain of our wholly-owned investment adviser subsidiaries.

The Loan Rule prohibits accounting firms, such as PwC, from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm is not independent if it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Under the SEC Staff’s interpretation of the Loan Rule, some of PwC’s relationships with lenders who also own shares of preferred stock or act as record holders in certain closed-end and open-end funds within the Invesco investment company complex may be in violation of the Loan Rule, calling into question PwC’s independence with respect to such funds, such funds investment advisers and affiliated entities of such investment advisers, including the Company. However, PwC’s interpretation of the Loan Rule, in light of the facts of these lending relationships, leads it to conclude that there is no violation of the Loan Rule and its independence has not been impaired.

The Company’s Audit Committee has considered the lending relationships described by PwC and, based solely upon the representations made by PwC, believes that (1) the lending relationships did not impact PwC’s application of objective and impartial judgment with respect to all issues encompassed within PwC’s audit engagement; and (2) a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. In making this determination, the Audit Committee considered PwC’s description of the relevant lending relationships, PwC’s interpretation of the Loan Rule, PwC’s representation that this matter has not compromised or impaired its objectivity in connection with its audit or review of any of the financial statements of the Company, and PwC’s representation that it is independent within the meaning of the Public Company Accounting Oversight Board Rule 3520, Auditor Independence.

PwC advised the Audit Committee that it continues to have discussions with the SEC’s Staff to resolve this interpretive matter. While PwC represented to the Audit Committee that it feels confident that PwC’s interpretation of the Loan Rule is correct, neither PwC nor the Audit Committee can be certain of the final outcome.

If the SEC were ultimately to determine that PwC was not independent with respect to the Company, or the Company does not obtain some form of exemptive relief from the SEC, the Company’s previously filed Annual Reports on Form 10-K (including financial statements audited by PwC) and Quarterly Reports on Form 10-Q (including financial statements reviewed by PwC) may not be considered compliant with the applicable securities laws. If the SEC determines that PwC was not independent, or the Company does not receive some form of exemptive relief from the SEC, among other things, the financial statements audited by PwC and the interim financial statements reviewed by PwC may have to be audited and reviewed, respectively, by another independent registered public accounting firm, the Company’s eligibility to issue securities under its existing registration statements on Form S-3 and Forms S-8 may be impacted and certain financial reporting covenants with our lenders may be impacted. Such items could have a material adverse effect on our business, results of operations, financial condition and stock price.

Annual General Meeting

The Company intends to call to order its annual general meeting of shareholders on Thursday, May 12, 2016 and take action on all items on the agenda, including the appointment of PwC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 (the “Auditor Proposal”). With respect to the Auditor Proposal, the Company’s decision to proceed with the vote is based upon (i) PwC’s interpretation of the Loan Rule leads it to conclude that there is no violation of the Loan Rule and its independence has not been impaired, (ii) PwC’s representation to the Company that it remains independent within the meaning of the Public Company Accounting Oversight Board Rule 3520, Auditor Independence, and (iii) the Company’s Audit Committee’s belief, based solely upon such representations made by PwC, that (a) the lending relationships do not impact PwC’s application of objective and impartial judgment with respect to PwC’s audit engagement and (b) a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

If the SEC were ultimately to determine that PwC is not independent with respect to the Company, the Company would be required to retain a different independent registered public accounting firm. In such an event, the Company would seek shareholder approval of such new accounting firm in accordance with applicable legal and regulatory requirements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESCO LTD.

By:	/s/ Kevin M. Carome
Name:	Kevin M. Carome
Title:	Senior Managing Director and General Counsel

Dated: May 12, 2016